ARTICLES OF MERGER
                               OF
                 SAVERS LIFE INSURANCE COMPANY
            (HEREINAFTER THE AMERGING CORPORATION@)

                              INTO

           STANDARD LIFE INSURANCE COMPANY OF INDIANA
           (HEREINAFTER THE ASURVIVING CORPORATION@)


In compliance with the requirements of the Indiana Business Corporation Law (the AAct@), the undersigned corporations desiring to effect a merger, set forth the following facts:


                                 ARTICLE I

                           SURVIVING CORPORATION

SECTION 1.The name of the corporation surviving the merger is Standard Life Insurance Company of Indiana, an Indiana corporation and such name has not been changed as a result of the merger.

SECTION 2.The surviving corporation is a domestic corporation existing pursuant to the provisions of the Act, incorporated on July 3, 1934.


                                ARTICLE II

                            MERGING CORPORATION

The name, state of incorporation and date of incorporation of the Merging Corporation, which is a party to the merger, is as follows:

Name of Corporation:Savers Life Insurance Company

State of Domicile:North Carolina

Date of Incorporation
under the Laws of the
State of North Carolina:January 22, 1980

                                ARTICLE III

                              PLAN OF MERGER


The Plan of Merger, containing such information as required by Indiana Code
Section 23-1-40-1(b), is set forth in Exhibit AA,@ attached hereto and made a part hereof.

                                ARTICLE IV

                        MANNER OF ADOPTION AND VOTE

A.ACTION BY SURVIVING CORPORATION.

The designation of each class of stock entitled to vote on the merger, number of outstanding shares, number of votes entitled to vote on the merger, the number of votes represented by the written consent of the sole shareholder of the Surviving Corporation, the number of votes cast in favor of the merger and the number of votes cast against the merger is set forth below:

TOTALCOMMON

Designation of Voting Group, Common Stock,1,200,0001,200,000 no par value

Number of Outstanding Shares897,033897,033

Number of Votes Entitled To Be Cast897,033897,033

Number of Votes Represented by the Written Consent897,033897,033

Number of Shares Voted in Favor897,033897,033

Number of Shares Voted Against-  0 --  0  -

Unanimous  vote  after  waiver of notice of meeting was obtained by written
consent of the sole shareholder   of the Surviving Corporation at a Special
Meeting of the sole shareholder held on October 30, 1998.

B.ACTION BY FOREIGN MERGING CORPORATION.

The designation of each class of stock, number of outstanding shares, number of votes entitled to vote on the merger, the number of votes represented by the written consent of the sole shareholder of the Merging Corporation, the number of votes cast in favor of the merger and the number of votes cast against the merger is set forth below:

TOTALCOMMON

Designation of Voting Group, Common Stock1,0001,000

Number of Outstanding Shares1,0001,000

Number of Votes Entitled To Be Cast1,0001,000

Number of Votes Represented by the Written Consent1,0001,000

Number of Shares Voted in Favor1,0001,000

Number of Shares Voted Against-  0  --  0  -

Unanimous vote after waiver of notice of meeting was obtained by written consent of the sole shareholder of the Merging Corporation at a Special Meeting of the sole shareholder effective as of October 30, 1998.


                                 ARTICLE V

                              EFFECTIVE DATE

The effective date of the merger shall be December 31, 1998.

IN WITNESS WHEREOF, the undersigned, being, respectively, the President and Secretary of Standard Life Insurance Company of Indiana, execute these Articles of Merger and verifies, subject to penalties of perjury, that the statements contained herein are true, this ______ day of December, 1998.

___________________________________________________________
Raymond J. Ohlson, PresidentEdward T. Stahl, Secretary

State of Indiana                }
                }         ss:
County of Marion                       }

Before me the undersigned, a Notary Public for Marion County, State of Indiana, personally appeared, respectively as President and Secretary, Raymond J. Ohlson and Edward T. Stahl, and acknowledged the execution of this instrument this _________ day of December, 1998.

(SEAL)______________________________
Carla J. James, Notary Public

My commission expires ____________________

IN WITNESS WHEREOF, the undersigned, being, respectively, the President and Secretary of Savers Life Insurance Company, execute these Articles of Merger and verifies, subject to penalties of perjury, that the statements contained herein are true, this ______ day of December, 1998.

___________________________________________________________
Raymond J. Ohlson, PresidentEdward T. Stahl, Secretary

State of Indiana                          }
                }         ss:
County of Marion                       }

Before me the undersigned, a Notary Public for Marion County, State of Indiana, personally appeared, respectively as President and Secretary, Raymond J. Ohlson and Edward T. Stahl, and acknowledged the execution of this instrument this ________ day of December, 1998.

(SEAL)______________________________
Carla J. James, Notary Public
My commission expires ____________________